Global Atlantic Portfolios

Global Atlantic Goldman Sachs Core Fixed Income Portfolio
Goldman Atlantic BlackRock High Yield Portfolio
(each a “Portfolio”)
(each, a series of Forethought Variable Insurance Trust)

Class I, II and III Shares

Supplement dated May 13, 2026
to the Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”) dated
May 1, 2026, as supplemented to date

(1)	At a meeting held on May 7, 2026 (the “Meeting”), the Board of Trustees (the “Board”) of Forethought Variable Insurance Trust (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of Global Atlantic Goldman Sachs Core Fixed Income Portfolio (the “Acquired Portfolio”) into the Global Atlantic BlackRock High Yield Portfolio (to be renamed Global Atlantic BlackRock Multi-Sector Fixed Income Portfolio) (the “Acquiring Portfolio”) (the “Reorganization”). The Reorganization is expected to close after the close of business on or about October 2, 2026 (the “Closing Date”). In addition, at the Meeting the Board also approved to change the name of the Global Atlantic BlackRock High Yield Portfolio to the Global Atlantic BlackRock Multi-Sector Fixed Income Portfolio and also approved changes to the Portfolio’s 80% investment policy, investment strategy, management fee rate schedule and operating expense limitation agreement. These changes will be described in more detail in a separate supplement and will go into effect on September 30, 2026.

The Reorganization contemplates: (1) the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Portfolio as of the close of business on the Closing Date; (2) the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio; and (3) the distribution of shares of the Acquiring Portfolio to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio. Each shareholder of the Acquired Portfolio will receive shares of the Acquiring Portfolio of the same class, and in equal value to, the shares of the Acquired Portfolio held by that shareholder as of the close of business on the Closing Date. The Reorganization does not require shareholder approval. References below to the “Combined Portfolio” refer to the Acquiring Portfolio following the completion of the Reorganization.

With respect to the Reorganization, it is anticipated that, immediately following the Reorganization, shareholders of the Combined Portfolio will incur the same or lower actual management fees (i.e., the management fee rate payable calculated based on a portfolio’s asset level) than the shareholders of the Acquired Portfolio immediately prior to the Reorganization. With respect to the Reorganization, the total annual operating expense ratio of each class of the Combined Portfolio immediately after the Reorganization is expected to be the same or lower than the total annual operating expense ratio of the same class of the Acquired Portfolio immediately prior to the Reorganization.

Shares of the Acquired Portfolio are offered only through a variable annuity or variable life insurance contract. As long as the contracts qualify as “variable contracts” under section 817(d) of the Internal Revenue Code of 1986, as amended, contract owners are not expected to recognize any gain or loss for federal income tax purposes on the exchange of shares of the Acquired Portfolio for shares of the Acquiring Portfolio. Please consult your financial professional or tax advisor for information regarding the tax consequences, if any, applicable to your investment.

A combined information statement/prospectus providing further information regarding the Reorganization will be provided to shareholders of the Acquired Portfolio prior to the Reorganization, which is expected to be mailed in July 2026.

Existing shareholders of the Acquired Portfolio are permitted to purchase additional shares of the Acquired Portfolio until the Closing Date, but any purchase request that cannot be settled prior to the Closing Date will be deemed to be, and will be processed as, a purchase request for shares of the Acquiring Portfolio.

(2)	At the Meeting, the Board also approved changes to the Acquiring Portfolio’s contractual investment management fee schedule. Effective September 30, 2026, the new contractual investment management fee schedule for the Acquiring Portfolio will be as follows:

Average Daily Net Assets	Annual Rate
First $250 million	0.34%
Next $250 million	0.32%
Over $500 million	0.26%

* Currently, the management fee set forth in the investment management agreement with respect to the Acquiring Portfolio is 0.50% of the first $1 billion, 0.48% of the next $1 billion, and 0.46% in excess of $2 billion annually of the Portfolio’s average daily net assets.

(3)	At the Meeting, the Board also approved a reduction to the contractual investment sub-advisory management fee schedule for the Acquiring Portfolio effective September 30, 2026.

(4)	In addition, the Board also approved a total expense limit for the Acquiring Portfolio effective September 30, 2026 such that the Portfolio's total annual portfolio operating expenses after fee waiver and/or reimbursement will not exceed 0.52%, 0.77%, and 0.67% of average daily net assets attributable to Class I, Class II and Class III shares of the Acquiring Portfolio, respectively.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any Portfolio.

This Supplement and the Summary Prospectuses, Prospectus, and SAI provide information that you should know before investing in a Portfolio. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1-877-355-1820.

Please retain this Supplement for future reference.

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